Exhibit 10.1

AMENDMENT NO. 3 TO REFINANCING CREDIT AGREEMENT

THIS AMENDMENT NO. 3 (this “Amendment”) is dated as of February 6, 2007, and amends and renews the Refinancing Credit Agreement, dated as of January 12, 2004, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), each of the other Loan Parties from time to time party thereto (the “Loan Parties”), the financial institutions that are or may from time to time become parties thereto (together with their respective successors and assigns, the “Lenders”), and LASALLE BANK NATIONAL ASSOCIATION, as bookrunner, lead arranger, and an Issuing Lender and as administrative agent for the Lenders (the “Administrative Agent”), JPMORGAN CHASE BANK, as syndication agent and co-arranger, THE BANK OF NEW YORK, CITIZENS BANK OF PENNSYLVANIA and NATIONAL CITY BANK OF PENNSYLVANIA, as co-documentation agents, and BANK OF NOVA SCOTIA, PNC BANK, NATIONAL ASSOCIATION, and BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as Senior Managing Agents, and JPMORGAN CHASE BANK (as assignee of Chase Manhattan Bank USA, N.A.), as an Issuing Lender (as amended by Amendment No. 1 and Amendment No. 2, among the parties hereto, respectively dated as of July 13, 2005, and November 15, 2005, the “Credit Agreement”).

BACKGROUND

The parties hereto desire to amend and renew the Credit Agreement to modify limitations on acquisitions.

Subject to the terms and conditions set forth below, the parties hereto desire to amend and renew the Credit Agreement as set forth herein.

OPERATIVE PROVISIONS

NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein, and intending to be legally bound hereby agree as follows:

Article I

Consent and Amendments

1.01 Defined Terms; References. Terms not otherwise defined in this Amendment (including in the preamble and the Background provisions set forth above) shall have the respective meanings ascribed to them in the Credit Agreement. As used in this Amendment, “including” is not a term of limitation and means “including without limitation.” Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and similar references contained in the Credit Agreement and each reference to “this Agreement” and similar references contained in the Credit Agreement shall, on and after the effective date hereof, refer to the Credit Agreement as amended hereby.

1.02 Amendment of Credit Agreement. The Credit Agreement is hereby amended as set forth below.

(a) Amendment to Section 11.5. Clause (C) of Section 11.5(e) is hereby deleted and replaced in its entirety by the following:

“(C) (x) the aggregate consideration to be paid by the Loan Parties (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP) in connection with such Acquisition is less than $100,000,000, or (y) the aggregate consideration to be paid by the Loan Parties (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP) in connection with such Acquisition is equal to or greater than $100,000,000 and the Total Debt to EBITDA Ratio as of the last day of the most recent Computation Period and on a pro forma basis after giving effect to such Acquisition does not exceed 2.00 to 1.00;”

(b) Amendment to Section 11.11. Section 11.11 is hereby amended by replacing Clauses (a) and (h) thereof in their entirety with the following:

“(a) contributions by the Company to the capital of any Wholly-Owned Subsidiary, or by any Subsidiary to the capital of any other domestic Wholly-Owned Subsidiary, so long as the recipient of any such capital contribution has guaranteed the Obligations, in each case in accordance with Section 10.10;”

“(h) in addition to the Investments permitted by other clauses of this Section 11.11 (including Investments permitted by Clause (j) below), Investments to or in Ventures or non-domestic Subsidiaries of the Company in an aggregate amount at any time of calculation not in excess of $65,000,000;”

Article II

Representations and Warranties

As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders as follows:

2.01 Authorization. The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings on the part of each Loan Party. On the date of its execution hereof, each Loan Party has no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

2.02 Valid and Binding. This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended and renewed hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended and renewed hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies. The Credit Agreement as amended and renewed hereby is the “Credit Agreement” as such term is used in the Permitted Note Indenture.

2.03 No Conflicts. Neither the execution and delivery of this Amendment nor the consummation and performance of the transactions contemplated hereby or by the Credit Agreement as amended hereby nor compliance with the terms and provisions hereof or of the Credit Agreement as amended hereby, by any of the Loan Parties, will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument (including the Permitted Note Indenture) to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person (including any trustee for, or other party to or beneficiary of, the Permitted Note Indenture) or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument (including the Permitted Note Indenture) to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

2.04 No Defaults. After giving effect to this Amendment and the consents made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Company and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.

Article III

Effect, Effectiveness, Consent of Guarantors

3.01 Effectiveness. This Amendment shall become effective as of the last date (such date being referred to herein as the “Effective Date”) on which:

(a) The Administrative Agent shall have received from the Company, each of the other Loan Parties, and each of the Required Lenders a counterpart hereof signed by such party or facsimile or other written or electronic confirmation (in form satisfactory to Administrative Agent) that such party has signed a counterpart hereof;

(b) Each of the Loan Parties shall have delivered to the Agent a certificate signed by the Secretary or Assistant Secretary of such Loan Party certifying as appropriate as to (a) authorization of such Loan Party to enter into the transactions contemplated by this Amendment, and (b) the names of the officers of such Loan Party authorized to execute this Amendment and, if not previously provided, the true signatures of such officers, on which the Agent and each Bank may conclusively rely.

3.02 Amendment. As of the Effective Date, the Credit Agreement is hereby amended and renewed in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended and renewed hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control and amend any such irreconcilably inconsistent provisions of the Credit Agreement.

3.03 Joinder of Guarantors. Each of the Loan Parties hereby joins in this Amendment to evidence its consent hereto, and each of the Loan Parties hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended and renewed, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.

Article IV

Miscellaneous

4.01 Credit Agreement. Except as amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

4.02 Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Amendment by such party.

4.03 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

4.04 Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

4.05 Costs, Expenses. The Company shall pay all costs, expenses (including reasonable legal fees of counsel to Agent), and disbursements of (i) Agent relating to the preparation and execution of this Amendment, and (ii) the Banks and Agent relating to the enforcement of and collection under this Amendment.

4.06 Lenders’ Consent. Each of the Required Lenders, by its execution hereof, hereby consents to this Amendment pursuant Section 15.1 of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

[Signature Pages Omitted]